UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2013

Black Hawk Exploration

(Exact name of registrant as specified in its charter)

Nevada 000-51988 27-0670160

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification Number)

7230 Indian Creek Lane #201, Las Vegas, NV 89149

(Address of principal executive offices) (Zip Code)

1174 Manito Drive NW, PO Box 363 Fox Island, WA 98333

(Former Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 839-4029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On August 29, 2013, the Board of Directors passed a resolution stating that the Board of Directors believes that it is in the best interest of the Corporation to cease all activity and operations of the Corporation. Therefore, as of August 29, 2013, all operations and activity of the corporation have ceased.

Exhibits

No Exhibits

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None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2013.

BLACK HAWK EXPLORATION

By:__/s/ Howard Bouch____________________________

Howard Bouch, President and

Chief Executive Officer

EXHIBIT INDEX

No Exhibits

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None